Exhibit 99.1 Welbilt, Inc. 2019 Investor Day & Site Tour May 14 | New Port Richey, FL © Welbilt, Inc.

Safe Harbor Statement Certain statements in this presentation constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that are not historical facts are forward-looking statements and include, for example, descriptions of the Company’s operating and strategic plans, the Company’s growth objectives, and any assumptions on which those plans or objectives are based. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward- looking statements included in this presentation are based on our current beliefs and expectations and speak only as of the date hereof. These statements are not guarantees or indicative of future performance. Important assumptions, risks, uncertainties and factors that could cause actual results to differ materially from those forward- looking statements are described in more detail under the caption "Risk Factors" in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the date of this presentation to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. 2 Investor Day 2019 © Welbilt, Inc.

Today’s Agenda 8:30 am Welcome & Opening Remarks 10:10 am Financial Overview Rich Sheffer Marty Agard VP IR, Risk Management & Treasurer EVP & Chief Financial Officer Company Overview & Strategic Direction Closing Remarks Bill Johnson Bill Johnson President & Chief Executive Officer President & Chief Executive Officer Innovation & R&D Q&A Rick Caron EVP & Chief Innovation Officer BREAK Operations | Americas 11:30 am Site Tour Josef Matosevic EVP & Chief Operating Officer 12:30 pm Leadership Luncheon Operations | EMEA & APAC Phil Dei Dolori SVP & GM, EMEA & APAC BREAK 3 Investor Day 2019 © Welbilt, Inc.

Welbilt at a Glance (NYSE: WBT) March 2016 Florida (US) ~$2.3B $1.6B ~5,400 5,000+ Spin-off Date Corporate HQ Market-Cap1 2018 Revenue Global Employees Distributors/Dealers 2018 REVENUE BREAKDOWN 2% 3% 11% 6% Commercial Kitchen 9% 7% Operators: Restaurants Dealers, Distributors, 19% Americas 8% Business & Industry Buying Groups End Healthcare 3 Key Accounts 4 Region EMEA 2 29% Channel 8% Market Travel & Leisure Other General Markets APAC 60% 59% Retail Other Chains 70% 9% Education Other Global Leader in Professional Foodservice Equipment and Systems 1 As of 5/9/2019; 2 Estimate for WBT Americas; 3 Reflects gross sales for 2018. Includes all third-party product 4 4 sales. Large end customers. Investor Day 2019 © Welbilt, Inc.

Company Overview & Strategic Direction Bill Johnson | President & Chief Executive Officer 5 © Welbilt, Inc.

Key Strategic Messages 01 02 03 04 05 Leading brands that Operational Further improve the Uniquely meet Disciplined capital are preferred due to excellence to deliver customer's experience customers' systems allocation strategy innovation leadership, even higher customer by effectively going to needs via investments focused on de-levering enabled by deep satisfaction at "best market as a portfolio in automated the balance sheet and customer cost" of brands, making us controls, system driving higher margins relationships easy to do business solutions and cross- and strong shareholder with connectivity across returns our products effectively leveraging our broad line and global footprint Winning the Battle for Customer Preference and Creating a Better Customer Experience in a Cost Effective Manner 6 Investor Day 2019 © Welbilt, Inc.

2021 Targets 1-2% 3.25x-3.75x Organic Revenue Growth Leverage above End-Market Growth Ratio1 ~500 bps FCF Conversion Margin Expansion 1.0x (i.e., $75M Run-rate Savings) Net Earnings by 2H21 1 Long-term steady state ratio. Leverage ratio is defined as Net Debt (total debt less cash and cash equivalents and short term investments with cash and short term investments netting limited to $150M and adjustments 7 included as permitted by our credit facility) divided by Adj. Operating EBITDA. Investor Day 2019 © Welbilt, Inc.

Our Transformation is Well Underway

WHAT GOT US HERE

- **2015:** ~15% Adj. Operating EBITDA Margin
- **2016:** Following a history of strategic and transformative acquisitions, Manitowoc Foodservice spins-off from The Manitowoc Company and launches a right sizing and simplification program
- **2017:** Begin to integrate digital strategy (e.g., FitKitchen, KitchenConnect)
- **2017:** Manitowoc Foodservice changes name to Welbilt

- **2018:** Entered into high growth hot beverage market through acquisition of Crem, a leading manufacturer of professional coffee machines
- **2018-2019:** Appointed new President & CEO (Oct 2018) and new EVP & CFO (Apr 2019); continue to attract and develop industry-leading talent
- **2019:** Completed operational review of businesses identifying ~500 bps run-rate improvement in Adj. Operating EBITDA Margin by end of 2021

WHERE WE ARE GOING

- We have a strong foundation to deliver our strategies
  - Expanded leading brands
  - Portfolio approach
  - Technology foundation
  - Global footprint
- With a clear path to profitable growth
  - Ready to implement 500 bps plan
  - Disciplined value pricing
  - Target 1-2% organic growth above industry
  - Embedding operational excellence

Strategic Review Identified Strong Foundation with Significant Opportunity for Enhanced Profitable Growth

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Seasoned, Passionate Leadership Team Driving Industry Change Bill Johnson Josef Matosevic Marty Agard Rick Caron Phil Dei Dolori Joel Horn President & CEO EVP & COO EVP & CFO EVP & CIO SVP & GM, EMEA & APAC EVP & General Counsel Joined: 2018 2012 2019 2005 2007 2004 Years in Industry: 11 7 Years 3 Years 27 Years 34 Years 15 Years Deep Industry Experience Combined with Fresh Perspectives 9 Investor Day 2019 © Welbilt, Inc.

Customer-Driven Culture OUR VISION OUR MISSION OUR VALUES We are the global leader in To create value for customers, INTEGRITY professional foodservice employees and shareholders by equipment and systems integrating food technology PASSION and people to build and deliver the highest quality, innovative TEAMWORK products and systems, offer best-in-class global service and ENTREPRENEURSHIP enable healthy and safe food experiences ACCOUNTABILITY 10 Investor Day 2019 © Welbilt, Inc.

Our Commitment to Protecting the Environment and Corporate Social Responsibility

ENVIORNMENTAL HEALTH

- Responsible manufacturing with industry partners, communities and government agencies to improve sustainability efforts
- Require suppliers to use reusable packaging
- Received McDonald's® Sustainability Award
- Broadest offering of "green" products
  - **1,800+** products support LEED® Green Building Rating System™
  - **1,000+** ENERGY STAR® compliant product options
  - **EnerLogic®** program helps maximize electric, gas and water savings
  - **ENERGY STAR®** Partner of the Year Awards
  - **R290**, a natural, propane grade refrigerant, can save up to 40% more energy

EMPLOYEE & CONSUMER SAFETY

- Safety-first culture
- Internal policies and procedures ensure we comply with all regional and international policies
- RoHS2 (Restriction of Hazardous Substances) compliant
- Help customers recycle and dispose of retired equipment

STRONG GOVERNANCE

- Seasoned and diverse board comprised of independent business leaders; 3 out of 8 board members are female
- Compensation of management and board aligned with shareholder interests

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Competitive Differentiator #1

Full Line of Product Offerings that Command #1 or #2 Market Positions

SYSTEM SOLUTIONS

WELBILT FITKITCHEN

Beverage Equipment



MULTIPLEX



CREM

AFTERMARKET PARTS

WELBILT KITCHENCARE

Refrigeration & Prep. Stations

DELFIELD



Walk-in Refrigeration

KOLPAK



Ice-cube Machines

MANITOWOC







Combi, Conveyor & High-speed Ovens

CONVOTHERM
LINCOLN
MERRYCHEF



Ranges, Grills, Induction Steamers, Kettles & Skillets

GARLAND
CLEVELAND



Commercial Fryers, Hot Holding

FRYMASTER
MERCO

Cold Products	Hot Products	Parts & Service
(~35% - 40% Revenue)	(~40% - 45% Revenue)	(~15% - 20% Revenue)

Benefits: Strong Foundation and Opportunity with Every Customer to Expand Wallet Share

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Competitive Differentiator #2 Leverage Our Leading Brands by Going to Market as a Portfolio STORING COOKING HOLDING & DISPLAYING DISPENSING & SERVING Cross Portfolio Service Brands Benefits: Growth, Scale and Easy-to-do-Business with 13 Investor Day 2019 © Welbilt, Inc.

Competitive Differentiator #3 Technology that Connects Kitchen Operations and Improves Customer Experience Solution Offering Full Range of Products Digital FitKitchen with Common User Services Process & Interfaces Automation Establishing a Connected Welbilt Experience and Becoming the Digital Leader in the Industry 14 Investor Day 2019 © Welbilt, Inc.

Competitive Differentiator #4 Deep Customer Relationships Spanning Decades Large Chain Customers typically Designated as “Key Accounts” 2018 Top 5 Global Chain Customers 45+ year average relationship % of FY18 # of Customer Revenue Years1 End Customer 1 9.4% 56 End Customer 2 4.9% 59 End Customer 3 2.8% 29 End Customer 4 2.1% 37 End Customer 5 2.0% 21 2018 Top 5 N.A. Buying Group Customers % of FY18 # of Customer Revenue Years1 Buying Group Customer 1 6.3% 31 US Channel Partners Typically Referred to as “General Market” Buying Group Customer 2 5.9% 10 Buying Group Customer 3 4.7% 10 Buying Group Customer 4 2.8% 30 Buying Group Customer 5 2.5% 24 15 1 Source: Company estimates. Investor Day 2019 © Welbilt, Inc.

Competitive Differentiator #5 Leverage Our Brands, Technology and Relationships via a Leading Global Footprint • 53 locations in 16 Manufacturing Facilities by Region countries • Full-line of hot and AMERICAS EMEA APAC cold products and systems are sold in 100+ countries • Worldwide network of 5,000+ dealers and distributors • Unique product manufacturing in local markets to support global 2018 Revenue by Region customers 70% 19% 11% Benefits: Growth, Scale-based Advantage in R&D and Global Accounts 16 Investor Day 2019 © Welbilt, Inc.

Summary Core Strengths and Sustainable Competitive Differentiators STRENGTHS & DIFFERENTIATORS TARGET OUTCOMES 1. Brands that are #1 or #2 2. Go-to-market as a portfolio Win the battle for customer 3. Technology-driven solutions and preference at least cost connectivity 4. Deep customer relationships 5. Global footprint that scales up our relationships and R&D Industry leading growth with 6. Operating principles: • Sustainability and safety rising EBITDA margin • Operations excellence Driving Continuous Improvement in Performance for Our Customers 17 Investor Day 2019 © Welbilt, Inc.

Welbilt Production System (WPS) | Continuous Improvement is Embedded in Our Culture Future Focus Areas Global Network Continue to right size operations footprint and Optimization move assembly closer to end-markets Operational Introduce WPS across all plants and implement Excellence / Lean Lean in all operations Sourcing & Supply Implement a strategic sourcing process Chain Excellence Operations Simplify business operations following 80/20 Simplification methodology Quality Drive quality excellence throughout production Excellence and new product introduction process Safety Continue to develop world-class safety culture Excellence Quality and Lean Are at the Heart of WPS Today 18 Investor Day 2019 © Welbilt, Inc.

Staged Path to "Least Cost" Structure to Achieve Strategies for Preference & Differentiation

24 Months of Execution →

CATEGORY	WHAT'S ADDRESSED	WAVE 1	WAVE 2	WAVE 3	WAVE 4
Procurement	• Unit cost for all externally procured components	Procurement	Procurement	Procurement	Procurement
N.A. Manufacturing	• Labor cost • Indirect labor cost • Overhead cost (incl. materials consumption and indirect spend on site) • Expedited freight spend • Product quality	N.A. Mfg. Site #1 N.A. Mfg. Site #2	N.A. Mfg. Site #3	N.A. Other Mfg. Sites N.A. Mfg. Site #4	N.A. Other Mfg. Sites
N.A. KitchenCare	• Technical support • Warranty service efficiency			N.A. KitchenCare	N.A. KitchenCare
EMEA & APAC	• Labor cost (customer service, marketing) • EMEA freight cost			EU Mfg. Core Site	EMEA Distribution
N.A. S&M	• Labor cost (customer service, marketing) • Non-labor cost (trade shows, advertising, SPIFFs) • Alignment of compensation programs	N.A. S&M	N.A. S&M		
Engineering	• Brand engineering (both NPI and sustaining) • Central engineering			Engineering	
G&A	• Restructuring G&A (e.g., standardized processes, shared service centers)	G&A Transformation	G&A Transformation		

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Leverage Market Trends to Drive Growth Global Demand for Key Trends Driving Growth Commercial Food Service Equipment1 ($B) Rapid urbanization and increasing consumption ~$40B 2-3% Industry of processed food and beverage in emerging markets Long-term Expected CAGR NORTH $15-$16 AMERICA 2-3% Shift to convenience via E-commerce EUROPE $9-$10 1-2% Focus on health and food safety, and traceability APAC $9-$10 3-4% Automation and digital technologies to address labor RoW $5-$6 2-3% costs and traceability 2019E Through Brand Preference Strategy and Correctly Investing in these Key Trends, We Can Grow 1-2% Above Market 20 1 Source: Industry reports and Company estimates. Investor Day 2019 © Welbilt, Inc.

Summary: Performance Drivers

GROWTH ABOVE MARKET

- Win the battle for preference (brands, 1-stop, technology, operations excellence, customer relationships)
- Portfolio approach: add products per customer
- Global coverage
- Invest to benefit from key trends (emerging markets, technology, e-comm, sustainability)
- Products / services for KitchenCare

~500 bps MARGIN IMPROVEMENT

- ✓ OPERATIONS EXCELLENCE
- ✓ PROCUREMENT INITIATIVE
- ✓ CHANNEL, GLOBAL SCALE
- ✓ DISCIPLINED PRICING
- ✓ DISCIPLINED CAPITAL ALLOCATION & INVESTMENT
- ✓ TECHNOLOGY + RIGHT PRODUCT VALUE PER SEGMENT

Win the Battle for Customer Preference at Least Cost to Fuel Industry Leading Growth with Rising EBITDA Margin

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2021 Targets 1-2% 3.25x-3.75x Organic Revenue Growth Leverage above End-Market Growth Ratio1 ~500 bps FCF Conversion Margin Expansion 1.0x (i.e., $75M Run-rate Savings) Net Earnings by 2H21 1 Long-term steady state ratio. Leverage ratio is defined as Net Debt (total debt less cash and cash equivalents and short term investments with cash and short term investments netting limited to $150M and adjustments 22 included as permitted by our credit facility) divided by Adj. Operating EBITDA. Investor Day 2019 © Welbilt, Inc.

INVESTMENT SUMMARY | CLEAR PATH TO PROFITABLE GROWTH CONTINUOUS IMPROVEMENT IS Leading brands that are preferred due to innovation leadership, enabled EMBEDDED IN OUR CULTURE by deep customer relationships Operational excellence to deliver even higher customer satisfaction at "best cost" Further improve the customer's experience by effectively going to market as a portfolio of brands, making us easy to do business with Uniquely meet customers' systems needs via investments in automated controls, system solutions and cross-connectivity across our products effectively leveraging our broad line and global footprint Disciplined capital allocation strategy focused on de-levering the balance sheet and driving higher margins and strong shareholder returns 23 Investor Day 2019 © Welbilt, Inc.

Innovation & R&D Overview Rick Caron | EVP & Chief Innovation Officer 24 © Welbilt, Inc.

Innovation Key Messages 01 02 03 04 Innovation Deep customer Our solutions Driving profitable leadership remains relationships enable customers growth with best-in a core strategy; provide insights to grow sales, class product integration of food, that enable improve cost portfolio and equipment, digital innovation and new management, kitchen systems technology and product expand businesses to create and people development and keep menus optimize new fresh and exciting restaurant experiences 25 Investor Day 2019 © Welbilt, Inc.

Our Open Approach to Innovation OPEN APPROACH Building Brand Preference through Quality, Voice of Platform Equipment Systems & Data Customer Architecture Connectivity Interoperability Insights and • Ideation from • Full range of WBT • Existing customer • Data analysis and AI Total Cost of customers, suppliers, equipment platforms systems Ownership universities, etc. • Enabling efficient • Pre-installed • Other operating • Listen, evaluate and customization connectivity modules management systems negotiate (born digital) (e.g., FoH) Enabling Profitable Growth for Our Customers and Welbilt 26 Investor Day 2019 © Welbilt, Inc.

Foodservice Operator Needs Are Fueling Demand for Innovation WHY WE WIN QUESTIONS ASKED BY OPERATORS  Goal to provide customers with most benefit and Grow sales? Keep menu fresh? quickest ROI possible Optimize space? Expand business?  Structured our Company to integrate our brands Lower labor costs? Cut down training time? into more complete solutions that deliver on the Lean out operations? Make brand more accessible? system level  Offering solutions that enable customers to address all listed questions  Breaking down industry silos through knowledge building, sharing and collaboration on the kitchen and customer experience We Provide Solutions to Scale Across Customer Segments and Address End User Needs 27 Investor Day 2019 © Welbilt, Inc.

Leveraging and Integrating Technology in the Design of the Kitchen WHAT WELBILT OFFERS OUR CUSTOMERS Achieve Improve 1 Top Line Growth 2 Cost Management • Flexible, multifunctional equipment • Operational efficiency, connectivity that are integrated into full solutions and automation FITKITCHEN CREATION PROCESS Inspiration Ideation Synthetization Full Scale Implementation Collect all information related Analyze current process and Info synthesized through models Mockups performed through VR to brand experience understand customer needs and mockups staged in culinary and design labs; launch products demos to set path forward Enable Customer Brand Experience by Leveraging and Integrating Technology in the Design of the Kitchen 28 Investor Day 2019 © Welbilt, Inc.

Case Study | FitKitchen: Integrate, Automate and Simplify Bringing Ideas to Reality ✓ Provide solutions to customer kitchen performance problems ✓ Reduce footprint, capital and labor costs ✓ Improve speed of service and food quality ✓ Diminish complexity in the kitchen ✓ Introduce new technologies and products ✓ Connect digitally through smarter kitchen systems and solutions ✓ Automate intelligently ✓ Offer complete systems and solutions Leveraging Voice of Customer to Provide Holistic Solutions 29 Investor Day 2019 © Welbilt, Inc.

Creating a Connected Restaurant through KitchenConnect: Smart Cloud-Based Technology

- Seamlessly connect entire chain, including food supply and service, to cloud to provide real time data to better manage restaurants
- Link FoH with BoH to enable closed loop production control to provide instructions on what to cook, how much and when
- Output of Kitchen Connect:
  - Simple dashboard displaying KPIs for running appliances
    - On-time for equipment
    - On-time for critical components
    - Number of usage cycles
  - Ability to monitor and ensure food safety and quality

COMMON USER INTERFACE "EASY TOUCH" ACROSS APPLIANCES AND WEB PORTAL


kitchenconnect
Customer Cloud
Partner Cloud
Welbilt IoT Cloud Hosting on AWS
Connectivity Platform (API Option)
Product IoT Platform (Hardware, Software)
Food Service Equipment
Dashboard KPIs
MENU
SERVICE
ALERTS
QUALITY

Digital Kitchen Technology & Data Generation Provides Unique Competitive Advantage for Both Us & Customers

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KitchenConnect | Roadmap to Deepen Customer Relationships

Individual Applications for Individual Product Categories	Complete Individual Systems	Complete Unified Systems
Developing functionality and management capability to deploy individual and sets of applications to individual product categories	Unified complete application suites across all individual product categories	Unified complete application suites and establish interconnectivity throughout the entire kitchen



PLATFORM
APPLICATIONS
INDIVIDUAL APPLIANCE
KITCHENCONNECT
ALERTS
MENU
KITCHENCONNECT
SERVICE
ALERTS
MENU
QUALITY
KITCHENCONNECT
SERVICE
ALERTS
MENU
QUALITY

Early Stages of Connectivity Enabling Additional Higher Margin Equipment Sales

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Product Solutions Deliver Short Payback For Operators

Solution	Performance	Benefit to the Operator	Typical Operator Payback
▶ **Multiplex Fresh Blender** 	• Next Generation self-serve beverage station • Combines core WBT technologies: ice machine, beverage dispensing, blending and automated cleaning • Single piece of equipment to do multiple beverages	• Fully Automated self beverage station • Dispense, blend and serve – in the same cup serves hundreds of beverages per day • Reduces waste and saves labor • Drives incremental revenue and profitability	An average of 70 drinks per day provides payback **As short as 6 months[1]**
▶ **Merrychef eikon® e2s** 	• Up to 15x faster than conventional cooking methods: Toasted sandwich in 50 seconds • Ventless countertop oven with easy plug-n-play installation	• Speed of service to meet consumer demand • Flexibility to cover any part of day with high quality food • Easy to use small footprint with big production • Certified ventless • Allows menu expansion to drive incremental revenue and profitability	An average of 150 food items sold per day provides payback **As short as 3 months[1]**
▶ **Convotherm 4** 	• Multi-use and flexible foundation of the kitchen • Superior menu versatility with unwavering quality – proteins, vegetables, baked goods • Simplifies and optimizes kitchen operations • Built-in smoker	• Extremely flexible to deliver highest quality, most-even cooking results • New standard for reliable self-cleaning • Robust and high quality • Reduced operating costs	An average of 150 food items sold per day provides payback **As short as 4 months[1]**

[1] Further savings and quicker ROI can be obtained from removal of multiple appliances that our product solution replaces.

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Accelerating Our Results by 2021

- Further adoption of current innovations: rapid cook ovens, smoothie machines, hot-holding food tracking and KitchenConnect
- R&D Investment: 2-3% of sales
- Vitality Index[1] of ~30% increases to 35-40%
- Product platforms from ~40% to ~60%
- Continued innovation with 10+ higher margin, new products
- 4 disruptive technologies: speed, footprint, sanitation and food safety and quality
- Full implementation of born digital common controller with common user interface across all brands

RECENT AWARDS HIGHLIGHTING OUR INNOVATION SUCCESS

ENERGY STAR AWARD 2019
PARTNER OF THE YEAR
Sustained Excellence

KI KITCHEN INNOVATIONS 2019 AWARD

SHOW STAR

BLOOMIN' BRANDS INC
2018 Supplier of the Year

innserve
2018 Supplier of the Year

Yum!
2018 Supplier of the Year

Foodservice OVERALL BEST IN CLASS 2017

Frymaster's Integrated Oil Quality Sensor WINS THE 2016 BLUE FLAME AWARD "Product of the Year"

GOOD DESIGN

Innovation Leadership Fuels Profitable Growth

[1] Revenue from products introduced within last five years over total revenue.

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Key Takeaways 1. Innovation leadership remains a core strategy; integration of food, equipment, digital technology and people 2. Deep customer relationships provide insights that enable innovation and new product development 3. Our solutions enable customers to grow sales, improve cost management, expand businesses and keep menus fresh and exciting 4. Driving profitable growth with best-in class product portfolio and kitchen systems to create and optimize new restaurant experiences 34 Investor Day 2019 © Welbilt, Inc.

Operations | Americas Josef Matosevic | EVP & Chief Operating Officer 35 © Welbilt, Inc.

Operations: Americas | Key Messages 01 02 03 04 Differentiated Utilize WPS to Leverage voice of Significant industry leader with further drive customer to deepen opportunities to holistic capabilities operational relationships by further penetrate supported by a excellence and innovating and markets and global network of expand service elevating solutions leverage existing leading brands capabilities and through infrastructure for margins connectivity, profitable growth automation and data analytics 36 Investor Day 2019 © Welbilt, Inc.

Americas at a Glance Key Metrics FY18 Sales by Product Class Sales by End Market Sales $1,091M Adj. Operating EBITDA1 $233M 17% 17% 23% 60% 83% Commercial Foodservice Whole Goods General Market - U.S. Dealers & Distributors Aftermarket Parts and Support Global Strategic Accounts KitchenCare #1 or #2 in All End Markets Served 1 Adj. Operating EBITDA does not include allocation of corporate and unallocated expenses as well as non- 37 recurring expenses. Investor Day 2019 © Welbilt, Inc.

Americas | Core Strengths and Competitive Differentiators Strengths Differentiators • Lean production system (WPS) • Speed to change (e.g., menus) Flexibility and Global Agility Manufacturing • Engrained 80/20 principles • Leading brand in served markets Recurring Global, Innovative • Long-standing relationships • Smarter automation and connectivity Revenue Brands • Data analytics Innovative, Customer-focused • Global reach, local touch • Voice of customer Differentiated Global Talent • Weekly strategic meetings Products • Full portfolio of hot & cold and Complete Global Client • Joined NexGen Procurement Group beverage equipment, including Product Relationships • Field service network full-line coffee segment Portfolio Unique Global Player with Holistic Capabilities 38 Investor Day 2019 © Welbilt, Inc.

Market Trends Key Trends Driving Growth HOW WELBILT AMERICAS IS ADDRESSING TRENDS  Structuring brand families along good, better and best Shift to convenience via E-commerce range with flexible and convenient options Focus on health and food safety, and  Enhancing features on equipment to extend and traceability monitor holding life in food storage  All new equipment born digital; targeted back of Automation and digital technologies to house automation to improve speed, free up labor address labor costs and traceability and reduce material handling issues 39 Investor Day 2019 © Welbilt, Inc.

Our Strategic Path Forward Create Innovative Drive Operational Achieve Products and Excellence Profitable Solutions to Drive through High Growth Brand Preference Performance Culture 40 Investor Day 2019 © Welbilt, Inc.

Create Innovative Products and Solutions to Drive Brand Preference CUSTOMER ASK WELBILT SOLUTION RESULTS • Multiplex Fresh Blender Increase speed of ✓ Fully automated and service and reduce • Next generation self-serve consumer operated waste of product for beverage station beverage station blended beverage • Combines core Welbilt products; customer technologies: ice machine, ✓ experiencing loss of beverage dispensing, blending, Differentiated feature 10-15% of product in self-cleaning, connectivity and carries over to other blender automation products • Single piece of equipment to do multiple beverages ✓ Reduction of waste and • Dispense, blend and serve in same cup; ability to serve labor need hundreds of beverages per day Leveraging Welbilt Core Capabilities to Address Customer Needs and Drive Value 41 Investor Day 2019 © Welbilt, Inc.

Case Study – N.A. Mfg. Plant: Diagnostic Revealed Several Improvement Vectors

VECTOR	CURRENT STATE	IMPROVEMENT POTENTIAL
Product Design	• >5k SKUs, limited re-use, no modularity • Manual system for design revision/ECN[1]	• <2.5K SKUs, modular sub-assemblies • Pre-production NPI/ECN vetting
Inventory Management	• $15M inventory, >2% scrap and shrinkage • Limited kitting	• <$7.5M inventory, <1% scrap and shrinkage • Inventory stored / kitted off-line
Production	• Informal production scheduling • <30% labor utilization	• Granular capacity / scheduling model • >65% labor utilization
Quality Management	• 45% first pass yield; single test point	• >80% first pass yield
Network Strategy	• Suboptimal footprint • Inconsistent outsourcing strategy	• Optimized footprint • Optimized make vs. buy
Sourcing	• Limited supplier leverage: large gap to targeted cost • ~0% YoY cost reduction	• Targeted request for quotes with clean-sheets • 3-5% YoY cost reduction

[1] Electronic Communication Network (ECN)

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Procurement Case Study – Diagnostic Revealed Several Improvement Vectors

VECTOR	CURRENT STATE	IMPROVEMENT POTENTIAL
Customer Experience	• Limitations on in-house capacity • 40%+ spend in high-cost geographies	• 10-20% improvement in lead time/fulfilment rate • Optimized "make" vs. "buy" strategy and local vs. global sourcing
Portfolio Complexity	• >35,000 part numbers • Long-tail: >90% of part numbers = 20% spend	• 50-70% reduction in part numbers • Standardize / use "off-the-shelf" parts • Modularize sub-assemblies
Supply-base Complexity	• >1,000 suppliers, 80% suppliers = 20% spend • 50%+ suppliers unique to a brand	• Grow preferred suppliers, reduce tail by 20% • Leverage enterprise wide spend
Leverage & Outcomes	• Limited supplier leverage • ~0% YoY cost reduction	• Targeted request for quotes events to increase leverage • 3-5% YoY cost reduction
Opportunity & Practices	• Limited application of analytical tools • 10-30%+ gaps in should-cost models	• Advanced analytics / should-cost models • Capture 50% of should-cost gap through fact-based, collaborative negotiations
Organization & Capabilities	• Focus on tactical buying vs. strategic sourcing • Lack of formal capability building	• Category specialists and strategies • Relevant experts (contracting, analytics)

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Achieve Profitable Growth  Gaining market share in hot/cold coffee in beverage sector • New relationship with large coffee chain to provide nitrogen- infused coffee • Introduce Crem product line in North America in 2Q19 • Leverage breakthrough technology into other products  Early stages of automation and connectivity opportunities with large QSRs; once proven, expand into general market  Significant growth opportunity within the general market to further penetrate market with buying groups  Focus on aftermarket parts and service • Strategic partnerships with largest master parts distributors and service arms 100-200 bps Above Market Growth 44 Investor Day 2019 © Welbilt, Inc.

Key Takeaways 1. Differentiated industry leader with holistic capabilities supported by a global network of leading brands 2. Utilize WPS to further drive operational excellence and expand service capabilities and margins 3. Leverage voice of customer to deepen relationships by innovating and elevating solutions through connectivity, automation and data analytics 4. Significant opportunities to further penetrate markets and leverage existing infrastructure for profitable growth 45 Investor Day 2019 © Welbilt, Inc.

Operations | EMEA & APAC Phil Dei Dolori | SVP & GM, EMEA & APAC 46 © Welbilt, Inc.

Kanika Hotels Video 47 Investor Day 2019 © Welbilt, Inc.

Operations: EMEA & APAC | Key Messages 01 02 03 04 05 Proven ability to Combination of Regional customer- Only global player Deep penetration in increase sales and deep industry driven innovation with full portfolio emerging markets margins above experience and new creates virtuous support capabilities with first-mover industry growth talent to optimize cycle of sales (sales, service, advantage rates operations growth manufacturing and R&D) within EMEA and APAC 48 Investor Day 2019 © Welbilt, Inc.

EMEA at a Glance Key Metrics FY18 Sales by Product Class Sales by End Market Sales $307M Adj. Operating EBITDA1 $78M 16% 26% 58% 16% 84% General Market Commercial Foodservice Whole Goods KitchenCare Aftermarket Parts and Support Global Strategic Accounts #1 or #2 in All End Markets Served 1 Adj. Operating EBITDA does not include allocation of corporate and unallocated expenses as well as non- 49 recurring expenses. Investor Day 2019 © Welbilt, Inc.

APAC at a Glance Key Metrics FY18 Sales by Product Class Sales by End Market Sales $192M Adj. Operating EBITDA1 $31M 15% 31% 54% 15% 85% General Market Commercial Foodservice Whole Goods KitchenCare Aftermarket Parts and Support Global Strategic Accounts #1 or #2 in All End Markets Served 1 Adj. Operating EBITDA does not include allocation of corporate and unallocated expenses as well as non- 50 recurring expenses. Investor Day 2019 © Welbilt, Inc.

EMEA & APAC | Core Strengths and Competitive Differentiators

Strengths (details)	Strengths	Differentiators	Differentiators (details)
• Factories agile and able to adapt to peak demand during rollouts	Flexibility	Global Manufacturing	• Manufacturing facilities in both regions including R&D plus local sales and service network
• Track record of delivering above industry average growth	Recurring Revenue	Global, Innovative Brands	• Solutions approach (equipment, services and connectivity) • Ability to develop regional solutions
• Strong aftermarket KitchenCare infrastructure in both regions for all brands	Aftermarket	Global Talent	• Senior leadership teams in both regions with 12+ years median industry experience
• Physical presence and infrastructure in key emerging markets (e.g., Russia, India, UAE and China)	Emerging Markets	Global Client Relationships	• Global and local client relationships across multiple sales channels

Unique Global Player with Holistic Capabilities in Both Regions

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Market Trends Key Trends Driving Growth HOW WELBILT EMEA & APAC ARE ADDRESSING TRENDS Rapid urbanization and increasing consumption  Ice machines, fryers, coffee machines, refrigeration and of processed food and beverage in emerging markets ovens designed and built in Asia for Asia Shift to convenience via E-commerce  In early stages in Europe and accelerating rapidly in Asia  Flexibility to offer freshly cooked food on demand with Focus on health and food safety, and traceability the Merrychef eikon® range and Garland induction Automation and digital technologies to address labor  Popular models include built-in connectivity or can be costs and traceability easily enabled; common controller across product portfolio 52 Investor Day 2019 © Welbilt, Inc.

Our Strategic Path Forward Create Innovative Drive Operational Achieve Products and Excellence Profitable Solutions to Drive through High Growth Brand Preference Performance Culture 53 Investor Day 2019 © Welbilt, Inc.

Create Innovative Products and Solutions to Drive Brand Preference

CUSTOMER ASK

Large chain looking to make a menu change but had concerns about it creating a bottleneck at their drive-thru window

WELBILT SOLUTION

- **Engaged in a FitKitchen Lite project through Merrychef eikon® e2s oven offering**
  - Multi-functional, high-speed oven with ability to roast, toast, bake, warm, etc.
  - Easy to use, small footprint required with big production capabilities



RESULTS

- ✓ Up to 15x faster than conventional cooking methods
- ✓ 3x increase in speed of service at drive-thru
- ✓ Small footprint in kitchen required; less products needed in kitchen

New, Profitable Revenue Opportunities for Both Large Chains and Welbilt

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Case Study – EMEA Planned Improvements VECTOR CURRENT STATE IMPROVEMENT POTENTIAL • Drive best practices and lean implementation • 3 newly acquired facilities with low labor Direct Production to world-class standards, while considering utilization consolidation; target ~$1M in savings Indirect Production • Some duplication of overhead • Further leaning of management structure • Elevated warranty expenses in some product • Better root cause analysis to help reduce Quality Management lines warranty cost by 25% • Simplified structure to leverage cross-brand Sales & Distribution • 5 distribution hubs including Crem synergies • Improve low cost country sourcing to assist Sourcing • >40% in high cost countries YoY cost reduction of 3-5% 55 Investor Day 2019 © Welbilt, Inc.

Achieve Profitable Growth  Significant upside potential in share and margin improvement  Penetration in general market gives us stability to capture replacement business and new customers/markets  Unique opportunity to penetrate further into coffee segment and convenience stores with Crem  Strategy to design, supply, build, sell and service in region-for-region (e.g., China-for-China)  Leveraging existing infrastructure in larger existing markets (e.g., China, UK, Spain, Germany and Italy) to capture replacement opportunities and chain growth  Clear first-mover advantage in emerging markets (e.g., Russia, Poland, Hungary, Bulgaria, Israel, Thailand, India, Vietnam and South Africa) 100-200 bps Above Market Growth 56 Investor Day 2019 © Welbilt, Inc.

Crem International Overview

CREM

$83M	900+	80	700K+	~400	3
LTM 3'31'19 Revenue	Customers	Countries Served	Installed Base	Employees	Technology Centers

COMPLETE COFFEE OFFERING

- Espresso: Manual and Automatic



- Filter: Manual and Automatic



- Instant, Liquid



- Aftermarket



WELBILT KITCHENCONNECT

MARKETS SERVED

- Hotels, restaurants, catering
- Office coffee services
- Convenience stores, QSRs

STRONG ENTRY INTO FULLY AUTOMATIC SEGMENT

- >$1B equipment market globally
- 14% global growth in 2018
- Significant opportunity in QSRs, hotel / airline clubs and regional restaurant chains



Crem Unity

GEOGRAPHIC FOOTPRINT



Amotfors, SE
Gandia, ES
Tampa, FL
Bruchsal, DE
Shanghai, CN

Lead Factory   R&D Center

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Key Takeaways 1. Proven ability to increase sales and margins above industry growth rates 2. Combination of deep industry experience and new talent to optimize operations 3. Regional customer-driven innovation creates virtuous cycle of sales growth 4. Only global player with full portfolio support capabilities (sales, service, manufacturing and R&D) within EMEA and APAC 5. Deep penetration in emerging markets with first-mover advantage 58 Investor Day 2019 © Welbilt, Inc.

BREAK 59 © Welbilt, Inc.

Financial Overview Marty Agard| EVP & Chief Financial Officer 60 © Welbilt, Inc.

Financial Key Messages 01 02 03 04 05 Stable revenue from Non-cyclical industry, Significant Margin expansion and Well positioned to significant resilient and proven opportunities strong organic cash seize opportunities replacement demand business model with identified to optimize flow generation with and drive profitable and large installed low capital intensity cost and achieve disciplined investment growth and strong base with new drives high free cash ~500 bps run-rate program enable de- shareholder returns product and system flow generation improvement in Adj. leveraging the balance solutions to fuel Operating EBITDA sheet growth Margin by 2H21 61 Investor Day 2019 © Welbilt, Inc.

Key Observations as Newly Appointed CFO  Brands, culture of innovation and customer relationships are a strong foundation  As a result of our 2016 spin-off, investments are required to advance corporate capabilities • International operations and complex business structures • Commodity, currency, interest rate risks, leverage, tax and legal entity complexities • Independent, leading brands that have unique operating environments and processes  Significant opportunity stemming from systems (multiple ERPs) and administrative footprint (dispersed locations) offer margin optimization  Stable cash flow generation business that would benefit from de-levering the balance sheet to ensure flexibility for market opportunities Well Positioned to Seize Opportunities 62 Investor Day 2019 © Welbilt, Inc.

Solid Historical Financial Performance Net Sales ($M) Adj. Operating EBITDA ($M) Adjusted EPS Free Cash Flow ($M) & Margin $120.3 $106.3 $106.5 $350.3 $100.1 $100.3 $1,590 24.0% $0.79 $290.2 $0.78 $1,456 $1,445 $300.3 $276.9 $265.0 22.0% $80.3 $250.3 $0.60 20.0% $200.3 $60.3 19.2% 18.0% $150.3 18.2% 18.3% 16.0% $40.3 $100.3 14.0% $20.3 $50.3 12.0% $0.3 10.0% $0.3 FY16 FY17 FY18 FY16 FY17 FY18 FY16 FY17 FY18 FY16 FY17 FY18 • Large installed base and recurring • Margin improvement from ~14.6% • Improvement since spin-off driven • Modest capex and working capital revenue Adj. Op. EBITDA Margin in 2015 primarily by margin improvement requirements driven by Right-Sizing initiatives • 2017 focus was on footprint • Strong FCF conversion of 111% for consolidation • Tariffs and material costs slowed the 3-year period margin improvement in 2018 • Innovation leadership supports revenue growth going forward Focused on Execution of Strategy to Drive Margin Expansion and Profitable Growth 63 Investor Day 2019 © Welbilt, Inc.

Drivers of Our Revenue Opportunity

Expect Continued Modest Global Demand Growth for Commercial Food Service Equipment[1] ($B)



CAGR: 4.2%
$32.4B
$38.3B
NORTH AMERICA
EUROPE
APAC
RoW
$12.6
$8.4
$7.0
$4.5
$14.6
$9.5
$9.0
$5.2
2013
2017

Sources of Above Market Growth

- Cross-marketing of brands through regional sales organizations (e.g., taking Crem into the Americas)
- Filling key product category gaps (e.g. horizontal cooking) and revitalizing existing platforms
- Improved penetration with chain customers in segments where our products have a strong right to win
- Enhanced strategic alignment with leading channel partners and dealers
- Innovation in FitKitchen, KitchenConnect and other customer solution programs to further drive brand preference

Continue to Drive 1-2% Organic Revenue Growth Above Market

[1] Source: Azoth.

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Transformation Program

- Costs will be incurred through mid 2021; savings realization begins to ramp in 2020
  - $70-80M total cost with an expected payback period of 1 year
  - Combination of Restructuring and Transformation Program costs (in SG&A); minimal *incremental* capital vs. run-rate (e.g., ~2% of sales)
  - Targeting $75M in run-rate savings by 2H21 (following completion of Wave 4: ~500 bps run-rate improvement in Adj. Op. EBITDA Margin)
- Program developed in Waves; Wave 1 starting now to include 2 plants, direct material sourcing opportunities and SG&A efficiencies
- 2019 Impacts: Restructuring and Transformation Program costs $25-30M; ~$3M savings already reflected in guidance

Target Run-Rate Savings of $75M by End of 2021 ($M)


$3
$30
$75
2019
2020
2021

Disciplined Management of Transformation Program with Clear Opportunities

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Clear Path for Margin Expansion



18.3%
75-100 bps
• Procurement savings and cost engineering
200-250 bps
• In-facility workflow and debottlenecking
• Residual footprint optimization
125-175 bps
• Marketing spend optimization
• KitchenCare, SG&A leverage from growth
• G&A process streamlining
~23% Run-rate
2018
Direct Materials
Manufacturing Productivity
SG&A
2H21

Program Pursues Opportunity from Revenue Down through Entire P&L

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Strengthening Balance Sheet (as of 3/31/19) CAPITAL STRUCTURE TOTAL LIQUIDITY: $210M DEBT MATURITY TIMELINE ($M) Term $242 M Credit Revolver Loans $855 $425 M Notes / Bonds Senior Secured $154.3 M Revolving Credit Facility Notes/ Bonds $425 Total $1.5BDebt: Total Credit $855 M Term Loans Revolver $242 Cash and $55.3 M $185 M Total Equity Cash Equivalents $88 M Cash (including ST Investments) 2019 2020 2021 2022 2023 2024 2025 67 Investor Day 2019 © Welbilt, Inc.

Capital Allocation Framework | Use of Cash from Operations Actual 2016-2018 Target 2019-2021 COMMENTARY $125M/year1 ~$150M/year • Cash from Operations is after Restructuring and Transformation Program costs of $25-30M/year M&A: 10-15% • M&A: priority is to get momentum on operational Capex: 20-25% improvements, while we de-lever; smaller bolt-ons M&A: 58% are possible • Capital spending of $30-40M/year focused on plant level operational improvements, IT (workflow and ERP harmonization) Debt Reduction: 40-50% Capex: 17% • Gross debt reduction of $60-80M/year, Net Debt reduction greater Debt Reduction: 8% • Some cash expected to build on balance sheet off- Cash Build: 15-20% Cash Build: 17% shore Near-term Priority is Optimization Program and De-leveraging; Some Bolt-on, Accretive Acquisitions Possible 1 Cash from Operations adjusted to include the “Cash receipts on beneficial interest in sold receivables” as 68 disclosed in the Statement of Cash Flows within the Cash From Investing Activities section. Investor Day 2019 © Welbilt, Inc.

Capital Allocation Supports De-levering to Target Leverage Ratio of 3.25x – 3.75x1 by 2021 Welbilt Net Debt Leverage1 5.5x $1,550 5.0x $1,450 4.5x $1,350 4.0x $1,250 3.5x Target Leverage Ratio: 3.25x – 3.75x $1,150 3.0x $1,050 $950 NetAdjustedDebt/ EBITDA 2.5x 2.0x $850 1.5x $750 2016 2017 2018 2019E 2020E 2021E Cash at Year End: $53.8M $108.5M $70.4M ~$100M $130M-$160M $200M-$250M Projected De-leveraging Range to Reach Target Level as Early as 2H20 1 Leverage ratio is defined as Net Debt (total debt less cash and cash equivalents and short term investments with cash and short term investments netting limited to $150M and adjustments included as permitted by our credit 69 facility) divided by Adj. Operating EBITDA. Investor Day 2019 © Welbilt, Inc.

Reiterating 2019 Financial Targets 2% - 5% 18.5% - 19.5% $0.71 - $0.81 Organic Net Sales Growth Adj. Operating EBITDA Margin Adj. Diluted Net EPS1 • Planning growth in all regions 1Q19 FY • Interest expense between $92M and $97M • Americas: low due to large chain Volume / Mix / Net Pricing +190 bps +225 to +275 bps rollouts in 2018 • Effective tax rate of 28% to 30% Material Costs & Tariffs (260 bps) (75 to 125 bps) • EMEA: momentum with Convotherm • Assumes 141.8M fully diluted shares and Merrychef Manufacturing Costs: Labor & Overhead (10 bps) 0 to +50 bps outstanding • APAC: Convotherm and Merrychef SG&A (100 bps) (75 to 125 bps) penetration FX / Crem (70 bps) (50) to 0 bps YoY Change (250 bps) +20 to +120 bps 1 Excludes restructuring, gains or losses from impairment or disposal of assets, acquisition transaction/integration 70 costs, Transformation Program expenses, foreign currency transaction gains and losses, and pension settlements. Investor Day 2019 © Welbilt, Inc.

2021 Targets 1-2% 3.25x-3.75x Organic Revenue Growth Leverage above End-Market Growth Ratio1 ~500 bps FCF Conversion Margin Expansion 1.0x (i.e., $75M Run-rate Savings) Net Earnings by 2H21 1 Long-term steady state ratio. Leverage ratio is defined as Net Debt (total debt less cash and cash equivalents and short term investments with cash and short term investments netting limited to $150M and adjustments 71 included as permitted by our credit facility) divided by Adj. Operating EBITDA. Investor Day 2019 © Welbilt, Inc.

Key Takeaways 1. Stable revenue from significant replacement demand and large installed base with new product and system solutions to fuel growth 2. Restructuring and Transformation Program is well defined with measurable and deliverable opportunities; have begun “Wave 1” 3. Management commitment to optimize cost and achieve ~500 bps run-rate improvement in Adj. Operating EBITDA Margin by 2H21 4. Resilient and proven business model with low capital intensity drives high free cash flow generation; combined with disciplined investment program enables de-leveraging of balance sheet 5. Well positioned to seize opportunities and drive profitable growth and strong shareholder returns 72 Investor Day 2019 © Welbilt, Inc.

Closing Remarks Bill Johnson | President & Chief Executive Officer 73 © Welbilt, Inc.

Key Takeaways 1. A leading global provider of commercial foodservice equipment at the forefront of innovation with deep customer relationships 2. Experienced leadership team driving profitable growth with leading brands and new product innovation while transforming the Company and embedding operational excellence 3. Integrated and complementary portfolio of industry-leading products enables us to sell automated systems and solutions 4. Clear path to profitable growth over the next several years driven by strategic investments in connectivity and common control initiatives 5. Disciplined capital allocation strategy focused on de-levering the balance sheet and driving higher margins and strong shareholder returns 74 Investor Day 2019 © Welbilt, Inc.

Q&A Session All Presenters 75 © Welbilt, Inc.

Site Tour 76 © Welbilt, Inc.

Appendix 77 © Welbilt, Inc.

Adjusted Operating EBITDA Reconciliation Table 78 Investor Day 2019 © Welbilt, Inc.

Adjusted Net Earnings and Adjusted Diluted Net EPS Reconciliation Table 79 Investor Day 2019 © Welbilt, Inc.

Bill Johnson | President & Chief Executive Officer Bill Johnson is President and Chief Executive Officer of Welbilt, Inc. Before joining Welbilt, Mr. Johnson was Chief Executive Officer of Chart Industries, Inc., a global manufacturer of highly engineered equipment for the industrial gas, energy, and biomedical industries. From 2006 to 2016, he held various senior level positions at Dover Corporation, a leading global conglomerate manufacturer of industrial products. He served as Vice President of Dover Corporation and President and Chief Executive Officer of Dover Refrigeration and Food Equipment. Before that, he was President and Chief Executive Officer of Dover’s Hill Phoenix division, a leading designer and manufacturer of commercial refrigeration systems, and President and Chief Executive Officer of their Triton Systems division, a designer and manufacturer of ATMs. Earlier in his career, Mr. Johnson was President and Chief Executive Officer of Graham Corporation, a publicly traded manufacturer of oil refining, petrochemical and power equipment. He also served as Senior Vice President of ESAB Welding and Cutting Equipment, a manufacturer of welding, cutting, and steel industry scarfing equipment. From 1990 to 1999, he held various positions at ABB, a $35 billion manufacturer of electrification, robotics and motion, industrial automation, and power grid products. Mr. Johnson began his career as a Commissioned Officer and Nuclear Engineer in the United States Navy. He holds a B.S. in Ceramic Engineering from Alfred University and an M.B.A. from Rollins College. 80 Investor Day 2019 © Welbilt, Inc.

Josef Matosevic | EVP & Chief Operating Officer Josef Matosevic is Executive Vice President and Chief Operating Officer of Welbilt, Inc. Prior to joining Welbilt, he served as Senior Vice President of global operational excellence for The Manitowoc Company and Executive Vice President, global operations and purchasing, for Manitowoc Cranes. Prior to joining The Manitowoc Company, Matosevic served in various executive positions, including Executive Vice President, Global Manufacturing Operations at Oshkosh Corporation, a designer, manufacturer and marketer of a broad range of specialty vehicles and vehicle bodies. He also previously served as Vice President of Global Operations and Chief Operating Officer at Wynnchurch Capital/Android Industries, a sub-assembler and sequencer of complex modules for automotive original equipment manufacturers. Matosevic earned a bachelor’s degree from Bayerische Julius-Maximilian’s Universität, Wurzburg, Germany. 81 Investor Day 2019 © Welbilt, Inc.

Marty Agard | EVP & Chief Financial Officer Marty Agard is Executive Vice President and Chief Financial Officer of Welbilt, Inc. Prior to joining Welbilt in April 2019, Agard was the Chief Financial Officer of Lumber Liquidators Holdings, Inc., a leading North American specialty retailer to the hard surface flooring market, since September 2016. From 2013 to 2015, he served as Senior Vice President and Chief Financial Officer of Kohler Company, a manufacturer of kitchen and bathroom fixtures. Prior to Kohler, he held various financial roles including Vice President and Treasurer with Georgia Pacific Corporation, a pulp and paper company, since 2001. Earlier in his career, he spent time in financial roles at Homebanc Mortgage Corporation, The Eastman Kodak Company and The Proctor and Gamble Company. Agard holds a Bachelor of Science degree in Chemistry and Economics from the College of William and Mary and a Master of Business Administration degree from the University of Michigan. 82 Investor Day 2019 © Welbilt, Inc.

Rick Caron | EVP & Chief Innovation Officer Rick Caron is Executive Vice President and Chief Innovation Officer of Welbilt, Inc. Previously, he served as Executive Vice President Global Marketing and Innovation for Manitowoc Foodservice and as Manitowoc Foodservice’s Chief Technology Officer, a position that he has held since 2005 as a former Enodis employee. Caron was instrumental in the development and success of the Education and Technology Center. He has also led a variety of new product development initiatives, which have helped distinguish the company as a technology leader in the foodservice industry. Prior to Manitowoc/Enodis, Caron served as Chief Executive Officer for the Moseley Corporation in Franklin, Massachusetts. He also served as President and Chief Executive Officer of TurboChef, Inc. in Dallas, Texas. Prior to that, Caron was Managing Director of the consumer products practice at Arthur D. Little (ADL) in Cambridge, Massachusetts. During his 19-year affiliation with ADL, Caron led many consulting assignments involving technology, strategy, and product development. Caron holds several patents in the foodservice industry, including automated frying and rapid cooking systems. Caron is a graduate of the Massachusetts Institute of Technology where he earned Master of Science and Bachelor of Science degrees in Chemical Engineering Practice. 83 Investor Day 2019 © Welbilt, Inc.

Phil Dei Dolori | SVP & GM, EMEA & APAC Philip Dei Dolori is Senior Vice President and General Manager, EMEA and APAC, at Welbilt, Inc. He is responsible for the company’s continued growth in Western and Eastern Europe as well as the Middle East and Africa. He is also responsible for all activities within the APAC region, including China, India, ASEAN, Northeast Asia and Australasia. During his career at Welbilt, Inc., Dei Dolori served as Executive Vice President, Americas Cooking Solutions, and Executive Vice President, Europe, Middle East and Africa. Under Enodis, PLC, which was acquired by Manitowoc Foodservice, he was Group Managing Director, Asia Pacific/Europe, and Group President, Global Ice and Beverage. Prior to this, he served as Group President for the Middleby Corporation and as President of Vulcan-Hart, an ITW company. Dei Dolori is a board member of Cooper-Atkins Corporation and has served on the board of directors of the North American Association of Food Equipment Manufacturers (NAFEM). Dei Dolori holds a bachelor’s degree from Connecticut State University, a master’s degree in international management from the Thunderbird School of Global Management at Arizona State University, and executive education certificates from Dartmouth College and the Wharton School at the University of Pennsylvania. 84 Investor Day 2019 © Welbilt, Inc.

Joel Horn | EVP, General Counsel and Corporate Secretary Joel H. Horn is Executive Vice President, General Counsel and Corporate Secretary of Welbilt, Inc. Previously, Horn was Vice President, Associate General Counsel and Assistant Secretary of Welbilt, Inc. Horn joined The Manitowoc Company, Inc. as Associate General Counsel and held that role until joining Manitowoc Foodservice during the spin-off from The Manitowoc Company. Prior to Manitowoc, Horn was Senior Counsel and General Counsel for Enodis, PLC. Earlier in his career, he was Associate General Counsel for Mitsubishi Power Systems, Inc. Horn earned a bachelor’s degree in political science and government from Stockton University in New Jersey, and a JD law degree from New England Law in Boston, Massachusetts. 85 Investor Day 2019 © Welbilt, Inc.